**PRELIMINARY INFORMATION**


        The Money Store Business Loan Backed Certificates, Series 1997-1

                       [$75,600,000] Class A Certificates
                        [$7,200,000] Class M Certificates
                        [$7,200,000] Class B Certificates


The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Seller. PSI makes no representations as to the accuracy of such information provided to it by the Seller. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

        THE MONEY STORE BUSINESS LOAN BACKED CERTIFICATES, SERIES 1997-1


Title of Certificates:       The Money Store Business Loan Backed Certificates,
                               Series 1997-1.

Description                  of Transaction: The securities will be
                             issued in three classes: Class A, Class M and Class B. The Class A Certificates will be rated "Aaa"/"AAA"/AAA", the Class M
                             Certificates "A2"/"A"/"A" and the Class B
                             Certificates "Baa2"/"BBB"/"BBB" by Moody's
                             Investors Service, Standard and Poor's and
                             Duff & Phelps, respectively.

                             The Trust Assets will consist primarily of a pool of loans made to small business concerns in conjunction with either the SBA 504 Loan Program (the "504 Loans") or the SBA 7(a) Program (the "Companion Loans", and together with the 504 Loans, the "Business Loans"). Substantially all of the Business Loans are secured primarily by first liens on commercial property used by the borrower or its affiliates in the conduct of their business. The Business Loans also may be secured by second liens on personal real estate, personal guarantees, liens on machinery and equipment and other business assets. NONE OF THE BUSINESS LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES SMALL BUSINESS ADMINISTRATION (THE "SBA") OR ANY OTHER GOVERNMENTAL AGENCY.

                             The Money Store's Business loans generally are originated as simple-interest, variable-rate, prime-based loans. The average rate on loans in this pool is [2.061%] over the prime rate. Thus, substantial ongoing excess spread is available to credit enhance the Certificates (approximately [3.61%]). The transaction also features credit enhancement in the form of [8.0%] Class M Certificates and [8.0%] Class B Certificates. The subordination of the Class M and Class B enhances the Class A Certificates. The subordination of the Class B enhances the Class M Certificates. The Class B Certificates will have the benefit of a limited guaranty of The Money Store Inc. to protect against losses that would otherwise be absorbed by the Class B Certificates.

                             The Certificates will be floating rate
                             securities based on the prime rate. The
                             Certificates will pay monthly and adjust quarterly. Funds are passed through to the Certificateholders subject to available funds on the underlying collateral. All of the loans are self-amortizing. The Certificates receive principal on a pro rata basis. The Class B Certificates will bear all losses (if other forms of credit enhancement are exhausted) until reduced to zero. After the Class B Certificates are reduced to zero, the Class M Certificates will bear all losses (if other forms of credit enhancement are exhausted) until reduced to zero.

-----------------------------------------------------------------------------------------------

                                        Class A             Class M              Class B
                                        -------             -------             -------

Approximate Size:                       [$75,600,000]       [$7,200,000]        [$7,200,000]
Price:                                  100-00              100-00              100-00
Initial Coupon:                         [      %]           [      %]           [      %]
Spread (bps)/Index:                     [-    bp]           [-    bp]           [-    bp]
Pricing Speed:                          [ 6% CPR]           [ 6% CPR]           [ 6% CPR]
                                              **Actual prepayments may vary**
Average Life to Maturity:               [9.8] years         [9.8] years         [9.8] years
Average Life to Call:                   [9.5] years         [9.5] years         [9.5] years
Pricing Date:                           [3/21/97]           [3/21/97]           [3/21/97]
Settlement Date:                        [3/26/97]           [3/26/97]           [3/26/97]
Dated Date:                             [3/15/97]           [3/15/97]           [3/15/97]
Delay Days:                                 0                  0                   0
Interest:                                30/360             30/360              30/360
Payment Terms:                           Monthly            Monthly             Monthly
Adjustment Frequency:                    Quarterly          Quarterly           Quarterly
Index:                                   Prime Rate         Prime Rate          Prime Rate
First Payment Date:                      [04/15/97]         [04/15/97]          [04/15/97]
First Adjustment Date:                   [07/01/97]         [07/01/97]          [07/01/97]
Expected Maturity:                       [08/15/26]         [08/15/26]          [08/15/26]
Expected Maturity (to 10% call):         [05/15/17]         [05/15/17]          [05/15/17]
Stated Maturity:                         [04/15/28]         [04/15/28]          [04/15/28]


   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
   PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


        THE MONEY STORE BUSINESS LOAN BACKED CERTIFICATES, SERIES 1997-1

Business Loans:               The 504 Loans were originated in conjunction with
                              the SBA 504 Loan Program, which was established to encourage lenders to provide fixed asset financing for qualifying small businesses.
                              504 Loans may be used for plant acquisition, construction, renovation, expansion, land and site improvements, acquisition and installation of machinery and equipment, as well as certain closing costs and professional fees and the interest on interim financing. The Seller provides approximately 50% of the project costs on a conventional loan agreement with borrowers providing a minimum 10% equity contribution.
                              The SBA provides the remainder of the financing.
                              Although each 504 Loan must receive the prior approval of the SBA, such loans are not guaranteed by the SBA. 504 Loans comprise approximately [77.07%] by principal balance of the overall pool of Business Loans that back the Certificates.

                              In connection with administering the
                              Section 7(a) Program, the SBA reduced the maximum loan size to $500,000 for applications submitted between January 1, 1995 and October 12, 1995. To assist qualified borrowers in obtaining more financing when needed, the Seller introduced a Section 7(a) Companion Loan Program pursuant to which the Seller originated a Companion Loan to the related borrower in situations in which the total amount financed would otherwise have exceeded the $500,000 limit. Although Companion Loans are not guaranteed by the SBA, they are secured by a lien on the related primary collateral, which lien is first in priority to the lien of the related SBA 7(a) Loan. Companion Loans may be utilized by the borrower for all eligible SBA 7(a) Loan purposes. Companion Loans comprise approximately [22.93%] by principal balance of the overall pool of Business Loans that back the Certificates.

Seller:                       The Money Store Commercial Mortgage Inc.
                              ("TMSCMI"), a New Jersey corporation. TMSCMI is a wholly-owned subsidiary of The Money Store Inc., a New Jersey Corporation.

Servicer:                     TMSCMI.

Backup Servicer:              Marine Midland Bank.

Trustee:                      Marine Midland Bank.

Subordination:                Distributions of interest with respect to the
                              Class B Certificates will be subordinate to distributions of interest with respect to the Class A and Class M Certificates. Distributions of interest with respect to the Class M
                              Certificates will be subordinate to distributions of interest with respect to the Class A
                              Certificates.

                              Similarly, distributions of principal with respect to the Class B Certificates will be subordinate to distributions of principal with respect to the Class A and Class M Certificates. Distributions of principal with respect to the Class M Certificates will be subordinate to distributions of principal with respect to the Class A Certificates.

Credit Enhancement:           Expected subordination levels (subject to
                              change):

                              Class A:  AAA/AAA   - [16.0%]
                              Class M:  A/A       - [8.0%]

Corporate Guaranty:          The Class B Certificateholders will have the
                             benefit of a limited guaranty (the "Limited
                             Guaranty") of The Money Store Inc. to protect against losses that would otherwise be absorbed by the Class B Certificates. The Limited Guaranty is an unsecured general obligation of The Money
                             Store Inc.

Cash Flow Priorities:        1)     Servicing Fee
                             2)     Class A Interest
                             3)     Class M Interest
                             4)     Class B Interest
                             5)     Class A Principal and Class A Carry Forward
                                    (any previous principal shortfall)
                             6)     Class M Principal and Class M Carry Forward
                                    (any previous principal shortfall)
                             7)     Class B Principal
                             8)     Trustee Fee
                             9)     Unreimbursed Servicer Advances
                            10)     Unreimbursed Limited Guaranty Payments
                            11)     Released to TMSCMI or an affiliate thereof

Monthly Advances:           The Servicer will advance to pay certificate
                            interest, to the extent not covered by excess spread.

Servicing Advances:         The Servicer will make servicing advances to the
                            extent it deems such advances recoverable.

Prepayment Interest         The Servicer will pay compensating interest at
  Shortfall:                the weighted-average certificate rate for any
                            prepayment interest shortfalls, up to the amount of its servicing compensation for that month.

Servicing Fee:              40 basis points per annum.

Optional Termination:       The Servicer may purchase the trust assets at par
                            plus accrued interest thereon on any distribution date on which the pool principal balance is less than 10% of the original pool principal balance.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THE MONEY STORE BUSINESS LOAN BACKED CERTIFICATES, SERIES 1997-1


Settlement Date:            [March 26, 1997].

Prefunding Account:         Approximately [$2,191,189.58] of the Trust Assets
                            will be prefunded.

Denominations:              Minimum denominations of $1,000 and integral
                            multiples of $1,000 in excess thereof.

Form of Certificates:       The Certificates will be available in book-entry
                            form only through DTC. The Certificates are also expected to be book-entry eligible through Euroclear and CEDEL.

Payment Date:               The 15th day of each month or, if such day is not
                            a business day, the next succeeding business day, beginning in April 1997.

Interest Accrual Period: Interest will accrue on the certificates from the 15th day of the preceeding month until the 14th day of the current month except in the initial accrual period in which interest will accrue from March 15, 1997.

Interest Rate:              Class A Certificates: Prime Rate minus [     %].
                            Class M Certificates: Prime Rate minus [     %].
                            Class B Certificates: Prime Rate minus [     %].
                            The Interest Rate is reset quarterly as described below.

Record Date:                The last day of the month preceding any
                            distribution date.

Tax Status:                 Grantor Trust.

ERISA Considerations:       The Certificates will not be ERISA eligible.

SMMEA:                      The Certificates will not be SMMEA eligible.

Ratings:                   Class A: "Aaa"/"AAA"/"AAA"; Class M: "A2"/"A"/"A";
                           Class B: "Baa2"/"BBB"/"BBB" by Moody's Investors Service, Standard & Poor's Corp. and Duff & Phelps Credit Rating Co., respectively.

                           The ratings of the Class B Certificates are based, in part, on an assessment of The Money Store Inc.'s ability to make payment under the Limited Guaranty. Any reductions in the ratings assigned to the unsecured long-term debt obligations of The Money Store Inc. by Moody's Investors Service,
                           Standard & Poor's or Duff & Phelps may result in a similar reduction of the rating of the Class B Certificates.

Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The information contained herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information contained herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THE MONEY STORE BUSINESS LOAN BACKED CERTIFICATES, SERIES 1997-1


Description of Transaction:

The loans pay a floating-rate, prime-based coupon that adjusts quarterly on the first business day of each calendar quarter. On the loans, interest accrues from the 1st to the 30th of each month and is due, along with the scheduled principal payment, on the first day of the following month. The Certificates pay a floating-rate, prime-based coupon that is adjusted on the first business day of each January, April, July, and October, beginning July 1997. Interest on the Certificates is paid on the 15th day of each month and is accrued from the 15th day of the previous month to the 14th day of the current month. For example, the January 2 prime rate will be used for the Certificate interest accrual periods commencing January 15, February 15 and March 15. Interest collected on the loans in one month will pay the interest due on the Certificates in the following month. Please see the diagram below for a description of the interest accrual and collection on the loans and the interest accrual and payment on the Certificates.

ILLUSTRATION OF NOTE ACCRUAL PERIOD VS. CORRESPONDING CERTIFICATE ACCRUAL PERIOD

JAN                FEB                MAR                APR                MAY
1--------15--------1--------15--------1--------15--------1--------15--------1
 *                                                        *

                      Interest Accrual Interest Collection
SBA Note:          ------------------  -----------------
                            Period             Period

                                                   Corresponding
                                                  Interest Accrual
Certificates:                                    -----------------**
                                                      Period

*  The Interest Rate adjusts every Jan.1, Apr.1, July 1, Oct.1
** Certificate payment date

Please note that in February, May, August and November, there may be a mismatch in the prime rate used to accrue interest on the collateral and the prime rate used to accrue interest on the Certificates. For example, with respect to the February 15th remittance date, the interest rate due to the investors is based on the prime rate as of January 2nd; however, the interest collected from the underlying loans for such remittance date accrued from December 1st to December 30th with a coupon based on the prime rate as of October 1st. Should the prime rate used to accrue interest on the loans be higher than the prime rate used to accrue interest on the Certificates, excess interest will be collected and will be passed through on a pro-rata basis to the Certificateholders (and vice versa with lower interest should the accrual rate on the loans be lower than the accrual rate on the Certificates).



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $75,600,000.00                  DATED DATE: 03/15/97
  CURRENT COUPON:  TBD                 monbl71    FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                    TOTAL CLASSES: 3
ORIGINAL BALANCE: $75,600,000.00                  BOND A ADJUSTED MARGIN TABLE
                                                  YIELD TABLE DATE: 03/26/97

                        ASSUMED CONSTANT PRIME RT 8.2500

                               ***** TO CALL *****

           PRICING SPEED
                    6.0%        0.00%        3.00%         6.00%        9.00%       12.00%      14.00%
     PRICE          CPR         CPR          CPR           CPR          CPR         CPR         CPR

     99-24       -206.156     -207.435     -206.834     -206.156     -205.396     -204.570     -203.985
     99-24+      -206.397     -207.596     -207.033     -206.397     -205.685     -204.911     -204.363
     99-25       -206.638     -207.757     -207.232     -206.638     -205.974     -205.252     -204.740
     99-25+      -206.879     -207.918     -207.430     -206.879     -206.263     -205.593     -205.118
     99-26       -207.121     -208.078     -207.629     -207.121     -206.552     -205.933     -205.495
     99-26+      -207.362     -208.239     -207.827     -207.362     -206.840     -206.274     -205.872
     99-27       -207.603     -208.400     -208.026     -207.603     -207.129     -206.614     -206.249
     99-27+      -207.844     -208.561     -208.224     -207.844     -207.418     -206.954     -206.626

     99-28       -208.085     -208.722     -208.423     -208.085     -207.706     -207.295     -207.003
     99-28+      -208.325     -208.882     -208.621     -208.325     -207.995     -207.635     -207.380
     99-29       -208.566     -209.043     -208.819     -208.566     -208.283     -207.975     -207.757
     99-29+      -208.807     -209.204     -209.017     -208.807     -208.571     -208.315     -208.133
     99-30       -209.047     -209.364     -209.216     -209.047     -208.859     -208.655     -208.510
     99-30+      -209.288     -209.525     -209.414     -209.288     -209.147     -208.994     -208.886
     99-31       -209.529     -209.685     -209.612     -209.529     -209.435     -209.334     -209.262
     99-31+      -209.769     -209.846     -209.810     -209.769     -209.723     -209.674     -209.639

    100-00       -210.009     -210.006     -210.008     -210.009     -210.011     -210.013     -210.015
    100-00+      -210.250     -210.167     -210.206     -210.250     -210.299     -210.353     -210.391
    100-01       -210.490     -210.327     -210.404     -210.490     -210.587     -210.692     -210.766
    100-01+      -210.730     -210.487     -210.601     -210.730     -210.874     -211.031     -211.142
    100-02       -210.970     -210.648     -210.799     -210.970     -211.162     -211.370     -211.518
    100-02+      -211.210     -210.808     -210.997     -211.210     -211.449     -211.709     -211.893
    100-03       -211.450     -210.968     -211.195     -211.450     -211.737     -212.048     -212.269
    100-03+      -211.690     -211.128     -211.392     -211.690     -212.024     -212.387     -212.644

    100-04       -211.930     -211.288     -211.590     -211.930     -212.311     -212.726     -213.019
    100-04+      -212.170     -211.449     -211.787     -212.170     -212.598     -213.064     -213.395
    100-05       -212.410     -211.609     -211.985     -212.410     -212.886     -213.403     -213.770
    100-05+      -212.649     -211.769     -212.182     -212.649     -213.173     -213.741     -214.145
    100-06       -212.889     -211.929     -212.380     -212.889     -213.459     -214.080     -214.519
    100-06+      -213.128     -212.089     -212.577     -213.128     -213.746     -214.418     -214.894
    100-07       -213.368     -212.248     -212.774     -213.368     -214.033     -214.756     -215.269
    100-07+      -213.607     -212.408     -212.971     -213.607     -214.320     -215.094     -215.643

First Payment       0.053       0.053         0.053        0.053        0.053        0.053        0.053
Average Life        9.512      16.198        12.305        9.512        7.486        6.042        5.305
Last Payment       20.136      23.803        22.469       20.136       17.136       14.553       13.053
Mod.Dur. @ 100-00   6.325       9.476         7.680        6.325        5.282        4.478        4.043


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $7,200,000.00                   DATED DATE: 03/15/97
  CURRENT COUPON:  TBD            monbl71         FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                    TOTAL CLASSES: 3
ORIGINAL BALANCE: $7,200,000.00                   BOND M ADJUSTED MARGIN TABLE
                                                  YIELD TABLE DATE: 03/26/97

                        ASSUMED CONSTANT PRIME RT 8.2500

                               ***** TO CALL *****

           PRICING SPEED
                    6.0%         0.00%        3.00%        6.00%        9.00%        12.00%      14.00%
     PRICE          CPR          CPR          CPR          CPR          CPR          CPR         CPR

     99-24       -161.062     -162.351     -161.744     -161.062     -160.300     -159.473     -158.888
     99-24+      -161.309     -162.518     -161.949     -161.309     -160.595     -159.820     -159.272
     99-25       -161.556     -162.684     -162.153     -161.556     -160.890     -160.167     -159.656
     99-25+      -161.803     -162.850     -162.358     -161.803     -161.185     -160.514     -160.039
     99-26       -162.051     -163.016     -162.562     -162.051     -161.480     -160.861     -160.423
     99-26+      -162.298     -163.182     -162.766     -162.298     -161.775     -161.208     -160.806
     99-27       -162.545     -163.349     -162.970     -162.545     -162.070     -161.554     -161.190
     99-27+      -162.792     -163.515     -163.174     -162.792     -162.364     -161.901     -161.573

     99-28       -163.038     -163.681     -163.378     -163.038     -162.659     -162.247     -161.956
     99-28+      -163.285     -163.847     -163.582     -163.285     -162.954     -162.594     -162.339
     99-29       -163.532     -164.013     -163.786     -163.532     -163.248     -162.940     -162.722
     99-29+      -163.779     -164.178     -163.990     -163.779     -163.542     -163.286     -163.105
     99-30       -164.025     -164.344     -164.194     -164.025     -163.837     -163.632     -163.487
     99-30+      -164.272     -164.510     -164.398     -164.272     -164.131     -163.978     -163.870
     99-31       -164.518     -164.676     -164.602     -164.518     -164.425     -164.324     -164.252
     99-31+      -164.765     -164.842     -164.805     -164.765     -164.719     -164.670     -164.635

    100-00       -165.011     -165.007     -165.009     -165.011     -165.013     -165.015     -165.017
    100-00+      -165.257     -165.173     -165.213     -165.257     -165.307     -165.361     -165.399
    100-01       -165.504     -165.339     -165.416     -165.504     -165.601     -165.707     -165.781
    100-01+      -165.750     -165.504     -165.620     -165.750     -165.895     -166.052     -166.163
    100-02       -165.996     -165.670     -165.823     -165.996     -166.188     -166.397     -166.545
    100-02+      -166.242     -165.835     -166.027     -166.242     -166.482     -166.742     -166.927
    100-03       -166.488     -166.001     -166.230     -166.488     -166.775     -167.088     -167.309
    100-03+      -166.734     -166.166     -166.433     -166.734     -167.069     -167.433     -167.690

    100-04       -166.979     -166.332     -166.637     -166.979     -167.362     -167.777     -168.072
    100-04+      -167.225     -166.497     -166.840     -167.225     -167.655     -168.122     -168.453
    100-05       -167.471     -166.662     -167.043     -167.471     -167.949     -168.467     -168.834
    100-05+      -167.716     -166.828     -167.246     -167.716     -168.242     -168.812     -169.215
    100-06       -167.962     -166.993     -167.449     -167.962     -168.535     -169.156     -169.596
    100-06+      -168.208     -167.158     -167.652     -168.208     -168.828     -169.501     -169.977
    100-07       -168.453     -167.323     -167.855     -168.453     -169.120     -169.845     -170.358
    100-07+      -168.698     -167.488     -168.058     -168.698     -169.413     -170.189     -170.739

First Payment       0.053        0.053        0.053        0.053        0.053        0.053        0.053
Average Life        9.512       16.198       12.305        9.512        7.486        6.042        5.305
Last Payment       20.136       23.803       22.469       20.136       17.136       14.553       13.053
Mod.Dur. @ 100-00   6.159        9.156        7.450        6.159        5.161        4.389        3.969



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $7,200,000.00               DATED DATE: 03/15/97
  CURRENT COUPON:  TBD    monbl71             FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                TOTAL CLASSES: 3
ORIGINAL BALANCE: $7,200,000.00               BOND B ADJUSTED MARGIN TABLE
                                              YIELD TABLE DATE: 03/26/97


                        ASSUMED CONSTANT PRIME RT 8.2500

                               ***** TO CALL *****

           PRICING SPEED
                    6.0%        0.00%       3.00%         6.00%        9.00%       12.00%       14.00%
     PRICE           CPR         CPR         CPR          CPR          CPR         CPR          CPR

     99-24       -136.009     -137.305     -136.694     -136.009     -135.246     -134.419     -133.834
     99-24+      -136.260     -137.474     -136.902     -136.260     -135.545     -134.770     -134.221
     99-25       -136.510     -137.643     -137.109     -136.510     -135.843     -135.120     -134.609
     99-25+      -136.761     -137.812     -137.317     -136.761     -136.142     -135.471     -134.996
     99-26       -137.012     -137.981     -137.524     -137.012     -136.440     -135.821     -135.383
     99-26+      -137.262     -138.150     -137.732     -137.262     -136.739     -136.171     -135.770
     99-27       -137.512     -138.320     -137.939     -137.512     -137.037     -136.521     -136.156
     99-27+      -137.763     -138.489     -138.146     -137.763     -137.335     -136.871     -136.543

     99-28       -138.013     -138.658     -138.354     -138.013     -137.633     -137.221     -136.930
     99-28+      -138.263     -138.827     -138.561     -138.263     -137.931     -137.571     -137.316
     99-29       -138.513     -138.995     -138.768     -138.513     -138.229     -137.921     -137.703
     99-29+      -138.763     -139.164     -138.975     -138.763     -138.527     -138.270     -138.089
     99-30       -139.013     -139.333     -139.182     -139.013     -138.824     -138.620     -138.475
     99-30+      -139.263     -139.502     -139.389     -139.263     -139.122     -138.969     -138.861
     99-31       -139.513     -139.671     -139.596     -139.513     -139.419     -139.318     -139.247
     99-31+      -139.762     -139.839     -139.803     -139.762     -139.717     -139.668     -139.633

    100-00       -140.012     -140.008     -140.010     -140.012     -140.014     -140.017     -140.019
    100-00+      -140.262     -140.177     -140.217     -140.262     -140.312     -140.366     -140.404
    100-01       -140.511     -140.345     -140.424     -140.511     -140.609     -140.715     -140.790
    100-01+      -140.761     -140.514     -140.630     -140.761     -140.906     -141.064     -141.175
    100-02       -141.010     -140.682     -140.837     -141.010     -141.203     -141.412     -141.560
    100-02+      -141.259     -140.851     -141.043     -141.259     -141.500     -141.761     -141.946
    100-03       -141.509     -141.019     -141.250     -141.509     -141.797     -142.110     -142.331
    100-03+      -141.758     -141.188     -141.456     -141.758     -142.094     -142.458     -142.716

    100-04       -142.007     -141.356     -141.663     -142.007     -142.391     -142.806     -143.101
    100-04+      -142.256     -141.524     -141.869     -142.256     -142.687     -143.155     -143.485
    100-05       -142.505     -141.693     -142.076     -142.505     -142.984     -143.503     -143.870
    100-05+      -142.754     -141.861     -142.282     -142.754     -143.280     -143.851     -144.255
    100-06       -143.003     -142.029     -142.488     -143.003     -143.577     -144.199     -144.639
    100-06+      -143.252     -142.197     -142.694     -143.252     -143.873     -144.547     -145.023
    100-07       -143.501     -142.365     -142.900     -143.501     -144.169     -144.895     -145.408
    100-07+      -143.749     -142.533     -143.106     -143.749     -144.465     -145.242     -145.792

First Payment       0.053        0.053        0.053        0.053        0.053        0.053        0.053
Average Life        9.512       16.198       12.305        9.512        7.486        6.042        5.305
Last Payment       20.136       23.803       22.469       20.136       17.136       14.553       13.053
Mod.Dur. @ 100-00   6.070        8.986        7.328        6.070        5.097        4.341        3.929


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $75,600,000.00            DATED DATE: 03/15/97
  CURRENT COUPON:  TBD     monbl71          FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000              TOTAL CLASSES: 3
ORIGINAL BALANCE: $75,600,000.00            BOND A ADJUSTED MARGIN TABLE
                                            YIELD TABLE DATE: 03/26/97


                        ASSUMED CONSTANT PRIME RT 8.2500

                             ***** TO MATURITY *****

           PRICING SPEED
                    6.0%        0.00%        3.00%        6.00%        9.00%        12.00%       14.00%
     PRICE          CPR          CPR          CPR          CPR          CPR          CPR          CPR

     99-24       -206.197     -207.451     -206.855     -206.197     -205.484     -204.720     -204.184
     99-24+      -206.436     -207.611     -207.052     -206.436     -205.767     -205.051     -204.549
     99-25       -206.675     -207.771     -207.250     -206.675     -206.051     -205.383     -204.914
     99-25+      -206.913     -207.930     -207.447     -206.913     -206.334     -205.714     -205.279
     99-26       -207.152     -208.090     -207.644     -207.152     -206.618     -206.045     -205.644
     99-26+      -207.390     -208.250     -207.841     -207.390     -206.901     -206.376     -206.009
     99-27       -207.629     -208.410     -208.039     -207.629     -207.184     -206.708     -206.374
     99-27+      -207.867     -208.570     -208.236     -207.867     -207.467     -207.039     -206.738

     99-28       -208.105     -208.730     -208.433     -208.105     -207.750     -207.369     -207.103
     99-28+      -208.344     -208.889     -208.630     -208.344     -208.033     -207.700     -207.467
     99-29       -208.582     -209.049     -208.827     -208.582     -208.316     -208.031     -207.831
     99-29+      -208.820     -209.209     -209.024     -208.820     -208.598     -208.361     -208.195
     99-30       -209.058     -209.368     -209.221     -209.058     -208.881     -208.692     -208.559
     99-30+      -209.296     -209.528     -209.417     -209.296     -209.164     -209.022     -208.923
     99-31       -209.534     -209.687     -209.614     -209.534     -209.446     -209.353     -209.287
     99-31+      -209.771     -209.847     -209.811     -209.771     -209.729     -209.683     -209.651

    100-00       -210.009     -210.006     -210.008     -210.009     -210.011     -210.013     -210.014
    100-00+      -210.247     -210.166     -210.204     -210.247     -210.293     -210.343     -210.378
    100-01       -210.485     -210.325     -210.401     -210.485     -210.575     -210.673     -210.741
    100-01+      -210.722     -210.484     -210.597     -210.722     -210.858     -211.003     -211.104
    100-02       -210.960     -210.644     -210.794     -210.960     -211.140     -211.332     -211.467
    100-02+      -211.197     -210.803     -210.990     -211.197     -211.422     -211.662     -211.830
    100-03       -211.435     -210.962     -211.187     -211.435     -211.703     -211.991     -212.193
    100-03+      -211.672     -211.121     -211.383     -211.672     -211.985     -212.321     -212.556

    100-04       -211.909     -211.280     -211.579     -211.909     -212.267     -212.650     -212.919
    100-04+      -212.146     -211.440     -211.776     -212.146     -212.549     -212.979     -213.281
    100-05       -212.383     -211.599     -211.972     -212.383     -212.830     -213.309     -213.644
    100-05+      -212.620     -211.758     -212.168     -212.620     -213.112     -213.638     -214.006
    100-06       -212.857     -211.917     -212.364     -212.857     -213.393     -213.967     -214.369
    100-06+      -213.094     -212.076     -212.560     -213.094     -213.674     -214.295     -214.731
    100-07       -213.331     -212.235     -212.756     -213.331     -213.956     -214.624     -215.093
    100-07+      -213.568     -212.393     -212.952     -213.568     -214.237     -214.953     -215.455

First Payment       0.053        0.053        0.053        0.053        0.053        0.053       0.053
Average Life        9.794       16.493       12.539        9.794        7.844        6.425       5.689
Last Payment       29.386       29.386       29.386       29.386       29.386       29.386      29.386
Mod.Dur. @ 100-00   6.394        9.535        7.730        6.394        5.385        4.606       4.182


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $7,200,000.00               DATED DATE: 03/15/97
  CURRENT COUPON:  TBD       monbl71          FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000                TOTAL CLASSES: 3
ORIGINAL BALANCE: $7,200,000.00               BOND M ADJUSTED MARGIN TABLE
                                              YIELD TABLE DATE: 03/26/97



                        ASSUMED CONSTANT PRIME RT 8.2500

                             ***** TO MATURITY *****

           PRICING SPEED
                    6.0%         0.00%        3.00%        6.00%        9.00%       12.00%        14.00%
     PRICE          CPR          CPR          CPR          CPR          CPR          CPR          CPR

     99-24       -161.101     -162.366     -161.764     -161.101     -160.384     -159.617     -159.080
     99-24+      -161.346     -162.532     -161.967     -161.346     -160.674     -159.955     -159.452
     99-25       -161.591     -162.697     -162.170     -161.591     -160.964     -160.293     -159.824
     99-25+      -161.836     -162.862     -162.373     -161.836     -161.253     -160.631     -160.195
     99-26       -162.080     -163.028     -162.576     -162.080     -161.543     -160.969     -160.567
     99-26+      -162.325     -163.193     -162.779     -162.325     -161.833     -161.307     -160.938
     99-27       -162.569     -163.358     -162.982     -162.569     -162.122     -161.644     -161.309
     99-27+      -162.814     -163.523     -163.185     -162.814     -162.412     -161.982     -161.681

     99-28       -163.058     -163.688     -163.388     -163.058     -162.701     -162.319     -162.052
     99-28+      -163.303     -163.853     -163.591     -163.303     -162.990     -162.656     -162.423
     99-29       -163.547     -164.018     -163.794     -163.547     -163.279     -162.994     -162.794
     99-29+      -163.791     -164.183     -163.996     -163.791     -163.569     -163.331     -163.164
     99-30       -164.035     -164.348     -164.199     -164.035     -163.858     -163.668     -163.535
     99-30+      -164.279     -164.513     -164.402     -164.279     -164.147     -164.005     -163.906
     99-31       -164.523     -164.678     -164.604     -164.523     -164.435     -164.342     -164.276
     99-31+      -164.767     -164.843     -164.807     -164.767     -164.724     -164.678     -164.646

    100-00       -165.011     -165.007     -165.009     -165.011     -165.013     -165.015     -165.017
    100-00+      -165.255     -165.172     -165.211     -165.255     -165.302     -165.352     -165.387
    100-01       -165.498     -165.337     -165.414     -165.498     -165.590     -165.688     -165.757
    100-01+      -165.742     -165.501     -165.616     -165.742     -165.879     -166.024     -166.127
    100-02       -165.986     -165.666     -165.818     -165.986     -166.167     -166.361     -166.496
    100-02+      -166.229     -165.831     -166.020     -166.229     -166.455     -166.697     -166.866
    100-03       -166.473     -165.995     -166.223     -166.473     -166.743     -167.033     -167.236
    100-03+      -166.716     -166.160     -166.425     -166.716     -167.032     -167.369     -167.605

    100-04       -166.959     -166.324     -166.627     -166.959     -167.320     -167.705     -167.974
    100-04+      -167.203     -166.489     -166.829     -167.203     -167.608     -168.041     -168.344
    100-05       -167.446     -166.653     -167.031     -167.446     -167.895     -168.376     -168.713
    100-05+      -167.689     -166.817     -167.232     -167.689     -168.183     -168.712     -169.082
    100-06       -167.932     -166.982     -167.434     -167.932     -168.471     -169.047     -169.451
    100-06+      -168.175     -167.146     -167.636     -168.175     -168.759     -169.383     -169.819
    100-07       -168.418     -167.310     -167.838     -168.418     -169.046     -169.718     -170.188
    100-07+      -168.661     -167.474     -168.039     -168.661     -169.334     -170.053     -170.557

First Payment       0.053        0.053        0.053        0.053        0.053        0.053        0.053
Average Life        9.794       16.493       12.539        9.794        7.844        6.425        5.689
Last Payment       29.386       29.386       29.386       29.386       29.386       29.386       29.386
Mod.Dur. @ 100-00   6.222        9.209        7.496        6.222        5.256        4.507        4.099



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $7,200,000.00              DATED DATE: 03/15/97
  CURRENT COUPON:  TBD          monbl71      FIRST PAYMENT: 04/15/97
          FACTOR: 1.0000000000               TOTAL CLASSES: 3
ORIGINAL BALANCE: $7,200,000.00              BOND B ADJUSTED MARGIN TABLE
                                             YIELD TABLE DATE: 03/26/97


                        ASSUMED CONSTANT PRIME RT 8.2500

                             ***** TO MATURITY *****

           PRICING SPEED
                    6.0%         0.00%        3.00%        6.00%        9.00%        12.00%       14.00%
     PRICE          CPR          CPR          CPR          CPR          CPR          CPR          CPR
     99-24       -136.048     -137.319     -136.713     -136.048     -135.328     -134.560     -134.022
     99-24+      -136.296     -137.488     -136.920     -136.296     -135.622     -134.901     -134.398
     99-25       -136.544     -137.656     -137.126     -136.544     -135.915     -135.243     -134.773
     99-25+      -136.792     -137.824     -137.332     -136.792     -136.208     -135.585     -135.148
     99-26       -137.040     -137.992     -137.539     -137.040     -136.502     -135.926     -135.524
     99-26+      -137.288     -138.161     -137.745     -137.288     -136.795     -136.268     -135.899
     99-27       -137.536     -138.329     -137.951     -137.536     -137.088     -136.609     -136.274
     99-27+      -137.784     -138.497     -138.157     -137.784     -137.381     -136.950     -136.649

     99-28       -138.032     -138.665     -138.363     -138.032     -137.674     -137.291     -137.024
     99-28+      -138.280     -138.833     -138.569     -138.280     -137.967     -137.632     -137.398
     99-29       -138.527     -139.001     -138.775     -138.527     -138.259     -137.973     -137.773
     99-29+      -138.775     -139.169     -138.981     -138.775     -138.552     -138.314     -138.147
     99-30       -139.022     -139.337     -139.187     -139.022     -138.845     -138.655     -138.522
     99-30+      -139.270     -139.505     -139.393     -139.270     -139.137     -138.995     -138.896
     99-31       -139.517     -139.673     -139.599     -139.517     -139.430     -139.336     -139.270
     99-31+      -139.765     -139.840     -139.804     -139.765     -139.722     -139.676     -139.644

    100-00       -140.012     -140.008     -140.010     -140.012     -140.014     -140.016     -140.018
    100-00+      -140.259     -140.176     -140.216     -140.259     -140.306     -140.357     -140.392
    100-01       -140.506     -140.343     -140.421     -140.506     -140.598     -140.697     -140.766
    100-01+      -140.753     -140.511     -140.627     -140.753     -140.890     -141.037     -141.139
    100-02       -141.000     -140.679     -140.832     -141.000     -141.182     -141.377     -141.513
    100-02+      -141.247     -140.846     -141.037     -141.247     -141.474     -141.716     -141.886
    100-03       -141.494     -141.014     -141.243     -141.494     -141.766     -142.056     -142.259
    100-03+      -141.741     -141.181     -141.448     -141.741     -142.058     -142.396     -142.632

    100-04       -141.988     -141.349     -141.653     -141.988     -142.349     -142.735     -143.005
    100-04+      -142.234     -141.516     -141.858     -142.234     -142.641     -143.075     -143.378
    100-05       -142.481     -141.683     -142.063     -142.481     -142.932     -143.414     -143.751
    100-05+      -142.727     -141.851     -142.269     -142.727     -143.223     -143.753     -144.124
    100-06       -142.974     -142.018     -142.474     -142.974     -143.515     -144.092     -144.496
    100-06+      -143.220     -142.185     -142.679     -143.220     -143.806     -144.431     -144.869
    100-07       -143.467     -142.352     -142.883     -143.467     -144.097     -144.770     -145.241
    100-07+      -143.713     -142.520     -143.088     -143.713     -144.388     -145.109     -145.614

First Payment       0.053        0.053        0.053        0.053        0.053        0.053        0.053
Average Life        9.794       16.493       12.539        9.794        7.844        6.425        5.689
Last Payment       29.386       29.386       29.386       29.386       29.386       29.386       29.386
Mod.Dur. @ 100-00   6.130        9.035        7.370        6.130        5.186        4.454        4.053



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

------------------------------------------------------------------------------

      - MONEY STORE 1997-1
      - Business Loans
      - Cutoff Date - 2/28/97
      - $87,808,810.42
------------------------------------------------------------------------------

Index:                                                    Prime Rate

Number of Mortgage Loans:                                        148

Aggregate Unpaid Principal Balance:                   $87,808,810.42

Average Unpaid Principal Balance:                        $593,302.77
Maximum Unpaid Principal Balance:                      $2,224,537.75
Minimum Unpaid Principal Balance:                         $28,847.97

Aggregate Original Principal Balance:                 $88,936,975.00

Average Original Principal Balance:                      $600,925.51
Maximum Original Principal Balance:                    $2,240,000.00
Minimum Original Principal Balance:                       $30,000.00

Weighted Average Coupon:                                     10.312%
Gross Coupon Range:                                9.750% -  11.250%

Weighted Average Months to Maturity:                         287.039
Maturity Range:                                            98  - 359

Weighted Average Age in Months:                               12.629
Age Range:                                                  0  -  33

Weighted Average Original Term:                              299.668
Original Term Range:                                      120  - 360

Weighted Average Number of Months Until
Next Interest Roll Date:                                       1.000
Range:                                                      1  -   1

Weighted Average Gross Margin:                                2.061%
Gross Margin Range:                                1.500% -   2.750%

Weighted Average Disc. Orig. LTV:                            46.420%
Disc. Orig. LTV Range:                            4.620% -   90.260%

Weighted Average Undisc. Orig. LTV:                          32.166%
Undisc. Orig. LTV Range:                          2.180% -   74.440%

Weighted Average Debt Service Coverage Ratio:                  1.503
Debt Service Coverage Ratio Range:                  0.000 -    6.590

Weighted Average Life Floor:                                  4.721%
Life Floor Range:                                  1.500% -  10.000%

Weighted Average Life Cap (Gross):                           15.531%
                                                  * Excluding 45 capless loans.
Life Cap Range:                                   13.000% -  16.750%
------------------------------------------------------------------------------


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

HELP
                            GROSS INTEREST RATE RANGE


                                                                  Percentage of
              Gross                              Aggregate        Cut-Off Date
          Interest Rate            Number of      Current            Current        Percentage of
              Range                  Loans   Principal Balance  Principal Balance    Loan Count

 9.50% * Gross Coupon *= 10.00%         28       18,244,553.38        20.78             18.92
10.00% * Gross Coupon *= 10.50%         95       56,012,290.66        63.79             64.19
10.50% * Gross Coupon *= 11.00%         24       13,430,328.07        15.29             16.22
11.00% * Gross Coupon *= 11.50%          1          121,638.31         0.14               .68
-----------------------------------------------------------------------------------------------
Total..........                        148     $ 87,808,810.42       100.00%           100.00%
===============================================================================================



                                          ORIGINAL TERM


                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                   Number of      Current            Current       Percentage of
      Original Term                  Loans   Principal Balance  Principal Balance    Loan Count

108 * Orig. Term *= 120                  2          354,578.88         0.40%             1.35
168 * Orig. Term *= 180                  1          563,428.49         0.64%              .68
192 * Orig. Term *= 204                  1          192,799.39         0.22%              .68
204 * Orig. Term *= 216                  1          356,175.50         0.41%              .68
216 * Orig. Term *= 228                  2          405,921.42         0.46%             1.35
228 * Orig. Term *= 240                 24       14,628,370.79        16.66%            16.22
240 * Orig. Term *= 252                  1          385,528.12         0.44%              .68
252 * Orig. Term *= 264                  3          597,684.04         0.68%             2.03
264 * Orig. Term *= 276                  1           91,987.00         0.10%              .68
288 * Orig. Term *= 300                 87       51,817,639.68        59.01%            58.78
324 * Orig. Term *= 336                  1          207,675.00         0.24%              .68
348 * Orig. Term *= 360                 24       18,207,022.11        20.73%            16.22
-----------------------------------------------------------------------------------------------
Total............                      148       87,808,810.42       100.00%           100.00%
===============================================================================================
*=Less Than

                                   AGE OF LOAN


                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                   Number of      Current            Current       Percentage of
           Age                       Loans   Principal Balance  Principal Balance    Loan Count

      Age  =   0                         3        1,841,675.00         2.10%             2.03
  1 * Age *=  12                        57       40,083,384.71        45.65%            38.51
 12 * Age *=  24                        77       40,445,460.02        46.06%            52.03
 24 * Age *=  36                        11        5,438,290.69         6.19%             7.43
-----------------------------------------------------------------------------------------------
Total............                      148       87,808,810.42       100.00%           100.00%
===============================================================================================
*=Less than

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       REMAINING MONTHS TO STATED MATURITY


                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                   Number of      Current            Current       Percentage of
      Remaining Term                 Loans   Principal Balance  Principal Balance    Loan Count

 96 * Rem Term *= 108                    1          211,342.49         0.24%              .68
108 * Rem Term *= 120                    1          143,236.39         0.16%              .68
156 * Rem Term *= 168                    1          563,428.49         0.64%              .68
180 * Rem Term *= 192                    1          192,799.39         0.22%              .68
204 * Rem Term *= 216                   11        5,399,456.04         6.15%             7.43
216 * Rem Term *= 228                   10        4,154,956.78         4.73%             6.76
228 * Rem Term *= 240                    7        6,221,583.01         7.09%             4.73
240 * Rem Term *= 252                    2          518,961.51         0.59%             1.35
252 * Rem Term *= 264                    1           78,722.53         0.09%              .68
264 * Rem Term *= 276                    4        1,254,846.47         1.43%             2.70
276 * Rem Term *= 288                   60       33,336,164.20        37.96%            40.54
288 * Rem Term *= 300                   24       17,318,616.01        19.72%            16.22
324 * Rem Term *= 336                    1          207,675.00         0.24%              .68
336 * Rem Term *= 348                    6        4,126,329.27         4.70%             4.05
348 * Rem Term *= 360                   18       14,080,692.84        16.04%            12.16
-----------------------------------------------------------------------------------------------
Total............                      148       87,808,810.42       100.00%           100.00%
===============================================================================================
*=Less Than

                              YEARS OF ORIGINATION


                                                                    Percentage of
                                    Number of      Aggregate        Cut-Off Date
  Year of                           Mortgage        Current            Current     Percentage of
Origination                           Loans    Principal Balance  Principal Balance  Loan Count

    1994                                  9        5,225,037.82          5.95            6.08
    1995                                 78       40,419,416.62         46.03           52.70
    1996                                 57       39,208,049.55         44.65           38.51
    1997                                  4        2,956,306.43          3.37            2.70
------------------------------------------------------------------------------------------------------
Total.................                  148   $   87,808,810.42        100.00%         100.00%
======================================================================================================



                         DISCOUNTED LOAN TO VALUE RATIOS


                                                                  Percentage of
       Discounted                                Aggregate        Cut-Off Date
      Loan-To-Value                Number of      Current            Current       Percentage of
          Ratio                      Loans   Principal Balance  Principal Balance    Loan Count

          LTV  =  0.000                  1          143,236.39         0.16               .68
  0.000 * LTV *=  5.000                  1           28,847.97         0.03               .68
  5.000 * LTV *= 10.000                  3          217,625.86         0.25              2.03
 10.000 * LTV *= 15.000                  5          546,206.99         0.62              3.38
 15.000 * LTV *= 20.000                  9        2,225,982.53         2.54              6.08
 20.000 * LTV *= 25.000                  7        1,647,016.03         1.88              4.73
 25.000 * LTV *= 30.000                 10        3,800,386.29         4.33              6.76
 30.000 * LTV *= 35.000                  8        5,777,983.75         6.58              5.41
 35.000 * LTV *= 40.000                 17        8,541,781.57         9.73             11.49
 40.000 * LTV *= 45.000                 14        9,509,736.91        10.83              9.46
 45.000 * LTV *= 50.000                 35       21,267,355.66        24.22             23.65
 50.000 * LTV *= 55.000                 27       21,631,640.59        24.63             18.24
 55.000 * LTV *= 60.000                  6        7,195,456.86         8.19              4.05
 60.000 * LTV *= 65.000                  3        3,105,624.71         3.54              2.03
 75.000 * LTV *= 80.000                  1        1,408,506.16         1.60               .68
 90.000 * LTV *= 95.000                  1          761,422.15         0.87               .68
------------------------------------------------------------------------------------------------------
Total....................              148     $ 87,808,810.42       100.00%           100.00%
======================================================================================================
*= Less Than


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        UNDISCOUNTED LOAN TO VALUE RATIOS


                                                                  Percentage of
         Undiscounted                            Aggregate        Cut-Off Date
        Loan-To-Value              Number of      Current            Current       Percentage of
            Ratio                    Loans   Principal Balance  Principal Balance    Loan Count

  0.000 * Ltv *=   5.000                 3          877,977.65         1.00              2.03
  5.000 * Ltv *=  10.000                11        3,704,678.99         4.22              7.43
 10.000 * Ltv *=  15.000                12        5,607,715.54         6.39              8.11
 15.000 * Ltv *=  20.000                19        7,336,599.13         8.36             12.84
 20.000 * Ltv *=  25.000                19       12,909,546.00        14.70             12.84
 25.000 * Ltv *=  30.000                18       11,435,311.75        13.02             12.16
 30.000 * Ltv *=  35.000                17       11,753,595.13        13.39             11.49
 35.000 * Ltv *=  40.000                11        6,447,719.44         7.34              7.43
 40.000 * Ltv *=  45.000                14       10,417,269.64        11.86              9.46
 45.000 * Ltv *=  50.000                10        5,404,706.70         6.16              6.76
 50.000 * Ltv *=  55.000                 8        6,165,504.73         7.02              5.41
 55.000 * Ltv *=  60.000                 3        4,457,999.06         5.08              2.03
 60.000 * Ltv *=  65.000                 1          385,528.12         0.44               .68
 70.000 * Ltv *=  75.000                 2          904,658.54         1.03              1.35
------------------------------------------------------------------------------------------------------
Total....................              148     $ 87,808,810.42       100.00%           100.00%
======================================================================================================
*=Less Than


                             DISTRIBUTION OF MARGINS


                                                                      Percentage of
                                                    Aggregate         Cut-Off Date
        Gross                      Number of         Current             Current       Percentage of
        Margin                       Loans      Principal Balance   Principal Balance    Loan Count

 1.0 * Margin *=  1.5                   18         11,833,621.34          13.48             12.16
 1.5 * Margin *=  2.0                   67         40,886,907.19          46.56             45.27
 2.0 * Margin *=  2.5                   55         31,653,670.45          36.05             37.16
 2.5 * Margin *=  3.0                    8          3,434,611.44           3.91              5.41
------------------------------------------------------------------------------------------------------
Total.................                 148     $   87,808,810.42         100.00%           100.00%
======================================================================================================
*=Less Than


                                   LOAN SUMMARY STRATIFIED BY LIFE FLOOR


                                                                      Percentage of
                                                    Aggregate         Cut-Off Date
          Gross                    Number of         Current             Current       Percentage of
        Life Floor                   Loans      Principal Balance   Principal Balance    Loan Count

 1.000 * Floor *=  1.500                14         9,742,584.04           11.10              9.46
 1.500 * Floor *=  2.000                19         9,877,630.80           11.25             12.84
 2.000 * Floor *=  2.500                 9         6,786,404.72            7.73              6.08
 2.500 * Floor *=  3.000                 3         1,236,599.54            1.41              2.03
 3.500 * Floor *=  4.000                 1           368,830.90            0.42               .68
 4.500 * Floor *=  5.000                 3         1,882,181.49            2.14              2.03
 5.000 * Floor *=  5.500                24        19,453,640.13           22.15             16.22
 5.500 * Floor *=  6.000                41        21,891,146.70           24.93             27.70
 6.000 * Floor *=  6.500                23        10,428,944.63           11.88             15.54
 6.500 * Floor *=  7.000                 1           396,078.40            0.45               .68
 7.500 * Floor *=  8.000                 1           824,304.68            0.94               .68
 8.000 * Floor *=  8.500                 2         1,756,219.35            2.00              1.35
 8.500 * Floor *=  9.000                 2         1,187,191.00            1.35              1.35
 9.000 * Floor *=  9.500                 2           848,829.13            0.97              1.35
 9.500 * Floor *= 10.000                 3         1,128,224.91            1.28              2.03
------------------------------------------------------------------------------------------------------
Total.................                 148     $ 87,808,810.42           100.00%           100.00%
======================================================================================================
*=Less Than

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       LOAN SUMMARY STRATIFIED BY LIFE CAP


                                                                      Percentage of
                                                                      Cut-Off Date
                                   Number of        Aggregate           Aggregate
          Gross                    Mortgage          Current             Current       Percentage of
         Life Cap                    Loans      Principal Balance   Principal Balance    Loan Count

         CAP  =  0.000                  45         27,643,219.10          31.48             30.41
12.500 * CAP *= 13.000                   1            824,304.68           0.94               .68
13.000 * CAP *= 13.500                   2          1,756,219.35           2.00              1.35
13.500 * CAP *= 14.000                   3          1,556,021.90           1.77              2.03
14.000 * CAP *= 14.500                   1            235,576.84           0.27               .68
14.500 * CAP *= 15.000                   6          3,010,406.40           3.43              4.05
15.000 * CAP *= 15.500                  34         21,729,716.14          24.75             22.97
15.500 * CAP *= 16.000                  36         20,905,770.65          23.81             24.32
16.000 * CAP *= 16.500                  19          9,580,770.47          10.91             12.84
16.500 * CAP *= 17.000                   1            566,804.89           0.65               .68
------------------------------------------------------------------------------------------------------
Total.................                 148     $   87,808,810.42         100.00%           100.00%
======================================================================================================
*=Less Than


                         ORIGINAL AGGREGATE LOAN AMOUNTS


                                                                  Percentage of
                                                                  Cut-Off Date
        Original Aggregate         Number of      Current            Current       Percentage of
        Principal Balance            Loans   Principal Balance  Principal Balance    Loan Count

        0 * Balance *=    50,000         1           28,847.97         0.03               .68
   50,000 * Balance *=   100,000         8          627,493.87         0.71              5.41
  100,000 * Balance *=   150,000        12        1,495,285.93         1.70              8.11
  150,000 * Balance *=   200,000         9        1,584,861.29         1.80              6.08
  200,000 * Balance *=   250,000        13        2,821,069.31         3.21              8.78
  250,000 * Balance *=   300,000         6        1,676,113.60         1.91              4.05
  300,000 * Balance *=   350,000         6        1,946,927.67         2.22              4.05
  350,000 * Balance *=   400,000         9        3,186,075.54         3.63              6.08
  400,000 * Balance *=   450,000         4        1,705,169.33         1.94              2.70
  450,000 * Balance *=   500,000         4        1,892,532.28         2.16              2.70
  500,000 * Balance *=   550,000         6        3,154,387.55         3.59              4.05
  550,000 * Balance *=   600,000         7        4,013,679.87         4.57              4.73
  600,000 * Balance *=   650,000         7        4,325,998.20         4.93              4.73
  650,000 * Balance *=   700,000         4        2,710,282.64         3.09              2.70
  700,000 * Balance *=   750,000         6        4,362,475.63         4.97              4.05
  750,000 * Balance *=   800,000         7        5,396,380.68         6.15              4.73
  800,000 * Balance *=   850,000         2        1,671,742.86         1.90              1.35
  850,000 * Balance *=   900,000         8        6,941,669.73         7.91              5.41
  900,000 * Balance *=   950,000         1          929,764.34         1.06               .68
  950,000 * Balance *= 1,000,000         4        3,835,683.46         4.37              2.70
1,000,000 * Balance *= 1,100,000         4        4,052,881.32         4.62              2.70
1,100,000 * Balance *= 1,200,000         3        3,482,441.90         3.97              2.03
1,200,000 * Balance *= 1,300,000         4        4,838,077.58         5.51              2.70
1,300,000 * Balance *= 1,400,000         2        2,684,128.82         3.06              1.35
1,400,000 * Balance *= 1,500,000         4        5,756,263.64         6.56              2.70
1,500,000 * Balance                      7       12,688,575.41        14.45              4.73
------------------------------------------------------------------------------------------------------
Total....................              148     $ 87,808,810.42       100.00%           100.00%
======================================================================================================
*=Less Than

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         CURRENT AGGREGATE LOAN AMOUNTS


                                                                  Percentage of
                                                                  Cut-Off Date
        Current Aggregate          Number of      Current            Current       Percentage of
        Principal Balance            Loans   Principal Balance  Principal Balance    Loan Count

        0 * Balance *=    50,000         1           28,847.97         0.03               .68
   50,000 * Balance *=   100,000        10          810,726.94         0.92              6.76
  100,000 * Balance *=   150,000        12        1,604,665.52         1.83              8.11
  150,000 * Balance *=   200,000         8        1,435,531.52         1.63              5.41
  200,000 * Balance *=   250,000        13        2,923,021.01         3.33              8.78
  250,000 * Balance *=   300,000         6        1,676,113.60         1.91              4.05
  300,000 * Balance *=   350,000         7        2,286,093.03         2.60              4.73
  350,000 * Balance *=   400,000         7        2,601,675.59         2.96              4.73
  400,000 * Balance *=   450,000         4        1,705,169.33         1.94              2.70
  450,000 * Balance *=   500,000         4        1,892,532.28         2.16              2.70
  500,000 * Balance *=   550,000         6        3,154,387.55         3.59              4.05
  550,000 * Balance *=   600,000         8        4,611,178.22         5.25              5.41
  600,000 * Balance *=   650,000         6        3,728,499.85         4.25              4.05
  650,000 * Balance *=   700,000         4        2,710,282.64         3.09              2.70
  700,000 * Balance *=   750,000         6        4,362,475.63         4.97              4.05
  750,000 * Balance *=   800,000         7        5,396,380.68         6.15              4.73
  800,000 * Balance *=   850,000         4        3,344,073.18         3.81              2.70
  850,000 * Balance *=   900,000         6        5,269,339.41         6.00              4.05
  900,000 * Balance *=   950,000         2        1,871,273.14         2.13              1.35
  950,000 * Balance *= 1,000,000         3        2,894,174.66         3.30              2.03
1,000,000 * Balance *= 1,100,000         4        4,052,881.32         4.62              2.70
1,100,000 * Balance *= 1,200,000         4        4,624,903.54         5.27              2.70
1,200,000 * Balance *= 1,300,000         3        3,695,615.94         4.21              2.03
1,300,000 * Balance *= 1,400,000         2        2,684,128.82         3.06              1.35
1,400,000 * Balance *= 1,500,000         4        5,756,263.64         6.56              2.70
1,500,000 * Balance                      7       12,688,575.41        14.45              4.73
------------------------------------------------------------------------------------------------------
Total....................              148     $ 87,808,810.42       100.00%           100.00%
======================================================================================================
*=Less Than


                 GEOGRAPHICAL DISTRIBUTION OF PROPERTIES BY LOAN


                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                   Number of  Current Unguar.    Current Unguar.    Percentage of
 State                               Loans   Principal Balance  Principal Balance    Loan Count


AL                                       2        2,360,082.02         2.69              1.35
AZ                                       5        2,564,097.30         2.92              3.38
CA                                      46       27,719,399.37        31.57             31.08
CO                                      20       11,326,520.41        12.90             13.51
FL                                       6        1,581,918.69         1.80              4.05
GA                                       2        2,902,506.16         3.31              1.35
ID                                       1           91,987.00         0.10               .68
IL                                       5        2,884,551.60         3.29              3.38
IN                                       3        1,385,147.38         1.58              2.03
KY                                       4        2,001,552.97         2.28              2.70
MA                                       2        1,742,432.14         1.98              1.35
MD                                       2        1,594,452.50         1.82              1.35
MI                                       1           73,882.71         0.08               .68
NJ                                       4        2,207,772.79         2.51              2.70
NM                                       1          251,324.39         0.29               .68
NV                                       1          511,418.00         0.58               .68
NY                                       8        5,311,181.75         6.05              5.41
OH                                       1        1,007,492.27         1.15               .68
OR                                      10        6,282,684.38         7.15              6.76
PA                                       3        1,574,451.82         1.79              2.03
SC                                       3        1,099,204.55         1.25              2.03
TN                                       1          780,926.98         0.89               .68
TX                                       3        3,454,194.87         3.93              2.03
VA                                       3        2,271,799.01         2.59              2.03
WA                                      11        4,827,829.36         5.50              7.43
------------------------------------------------------------------------------------------------------
Total...............                   148     $ 87,808,810.42       100.00%           100.00%
======================================================================================================



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           DEBT SERVICE COVERAGE RATIO


                                                                  Percentage of
          Debt Sevice                            Aggregate         CutOff Date
         Coverage Ratio            Number of  Current Unguar.    Current Unguar.    Percentage of
             Range                   Loans   Principal Balance  Principal Balance    Loan Count

         Dsc Ratio  =  0.00             4        1,808,395.84         2.06              2.70
 0.00  * Dsc Ratio *=  0.50             7        4,448,833.85         5.07              4.73
 0.50  * Dsc Ratio *=  1.00            15        7,976,597.34         9.08             10.14
 1.00  * Dsc Ratio *=  1.50            77       46,388,136.92        52.83             52.03
 1.50  * Dsc Ratio *=  2.00            26       13,491,464.24        15.36             17.57
 2.00  * Dsc Ratio *=  2.50            10        6,588,419.02         7.50              6.76
 2.50  * Dsc Ratio *=  3.00             2        3,083,350.80         3.51              1.35
 3.00  * Dsc Ratio *=  3.50             2          874,396.41         1.00              1.35
 3.50  * Dsc Ratio *=  4.00             1          722,015.63         0.82               .68
 4.00  * Dsc Ratio *=  4.50             3        2,222,335.45         2.53              2.03
 6.50  * Dsc Ratio *=  7.00             1          204,864.92         0.23               .68
------------------------------------------------------------------------------------------------
Total.......                          148     $ 87,808,810.42       100.00%           100.00%
================================================================================================
*=Less Than


                                  INDUSTRY CODE


                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                   Number of  Current Unguar.    Current Unguar.    Percentage of
                                     Loans   Principal Balance  Principal Balance    Loan Count

Agricultural Production - Crops          1          859,225.57         0.98               .68
Agricultural Services                    3          684,734.59         0.78              2.03
Amusemnent and Recreation                8        6,440,061.61         7.33              5.41
Auto Repair,Services & Parking           4          766,554.97         0.87              2.70
Business Services                        3        2,236,520.31         2.55              2.03
Educational Services                     2          228,404.66         0.26              1.35
Engineering and Management               3          519,568.03         0.59              2.03
General Building Contract                1          856,085.56         0.97               .68
Health Services                         11        4,049,319.11         4.61              7.43
Hotels and other Lodging                37       32,277,494.33        36.76             25.00
Manu - Apparel and other                 1        1,034,428.00         1.18               .68
Manu - Electronics                       2          695,150.63         0.79              1.35
Manu - Fabricated Metal Products         1          890,995.58         1.01               .68
Manu - Food and Kindred Products         2        1,335,261.03         1.52              1.35
Manu - Furniture and Fixtures            3        1,203,506.79         1.37              2.03
Manu - Industrial Mach & Equip.          3          988,417.15         1.13              2.03
Manu - Lumber and Wood Products          1          211,342.49         0.24               .68
Manu - Miscellaneous                     4        2,546,704.98         2.90              2.70
Manu - Petro and Coal Products           1          563,428.49         0.64               .68
Manu - Printing and Publilishing         1          235,269.54         0.27               .68
Manu - Transportation Equip.             1          239,296.27         0.27               .68
Personal Services                        1          290,688.89         0.33               .68
Private Households                       1          568,181.67         0.65               .68
Retail - Auto Dlrs & Serv. Stations     10        4,828,183.19         5.50              6.76
Retail - Eating and Drink Place         18        9,288,957.68        10.58             12.16
Retail - Food Stores                     2        1,483,393.66         1.69              1.35
Retail - Furniture and Home Furniture    5        5,249,246.81         5.98              3.38
Retail - General Merchand                1          370,881.18         0.42               .68
Retail - Misc. Retail                    2          503,773.09         0.57              1.35
Services NEC                             1          207,675.00         0.24               .68
Social Services                          1          661,274.50         0.75               .68
Special Trade Contractors                2          323,097.10         0.37              1.35
Trucking and Warehousing                 1          695,849.84         0.79               .68
Water Transporation                      1          442,272.20         0.50               .68
Wholesale Trade - Durable Goods          2          711,528.12         0.81              1.35
Wholesale Trade - Non Durable Goods      7        3,322,037.80         3.78              4.73
------------------------------------------------------------------------------------------------------
Total...............                   148     $ 87,808,810.42       100.00%           100.00%
======================================================================================================


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                  PRODUCT TYPE



                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                   Number of  Current Unguar.    Current Unguar.    Percentage of
                                     Loans   Principal Balance  Principal Balance    Loan Count

504 Loans                               88       67,672,735.77        77.07             59.46
Companion Loans                         60       20,136,074.65        22.93             40.54
------------------------------------------------------------------------------------------------------
Total...............                   148     $ 87,808,810.42       100.00%           100.00%
======================================================================================================



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.